SUBJECT TO REVISION
TERM SHEET DATED JUNE 9, 1998

$1,094,789,211.45
CHASE MANHATTAN AUTO OWNER TRUST 1998-C

ASSET BACKED NOTES
ASSET BACKED CERTIFICATES

CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
SELLER AND SERVICER

Attached is a preliminary term sheet (the 'Term Sheet') describing the structure, Receivables Pool and certain aspects of the Chase Manhattan Auto Owner Trust 1998-C (the 'Trust'). The Term Sheet has been prepared by the Seller for informational purposes only and is subject to modification or change. The information and assumptions contained in the Term Sheet are preliminary and will be superceded in their entirety by a prospectus supplement relating to the Trust (the 'Prospectus Supplement'), the related Prospectus (the 'Prospectus') and by any other additional information subsequently filed with the Securities and Exchange Commission (the 'Commission') or incorporated by reference in the Registration Statement (as hereinafter defined). The information contained in the Term Sheet addresses only limited aspects of the Notes and the Certificates, and does not purport to provide a complete assessment thereof. The information contained in the Term Sheet may not reflect the impact of all structural characteristics of the Notes and the Certificates or any changes made to the structure of the Notes and the Certificates after the date hereof. Additional information will be contained in the Prospectus Supplement and the Prospectus. Purchasers are urged to read both the Prospectus Supplement and the Prospectus.

The Notes represent obligations of, and the Certificates represent beneficial interests in, the Trust only and do not represent obligations of or interests in Chase Manhattan Bank USA, National Association, The Chase Manhattan Bank, or any affiliate thereof. None of the Notes or Certificates is a deposit and none of the Notes or Certificates is insured by the Federal Deposit Insurance Corporation (the 'FDIC'). The Receivables are not insured or guaranteed by the FDIC or any other governmental agency.

None of the Underwriters named below and none of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Term Sheet.

The Registration Statement (including the Prospectus) relating to Chase Manhattan Auto Trusts like the Trust (the 'Registration Statement') has been filed with the Commission and has been declared effective. The Prospectus Supplement relating to the Trust will be filed after the Notes and the Certificates have been priced and all of the terms and information are finalized. The Term Sheet is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Notes or the Certificates in any state in which such offer, solicitation or sale would be unlawful before the registration or qualification under the securities laws of any such state. Interested persons are referred to the Prospectus and Prospectus Supplement. Any investment decision should be based upon the information in the Prospectus and Prospectus Supplement. Sales of the Notes and the Certificates may not be consummated unless the purchaser has received both the Prospectus and the Prospectus Supplement. The Notes and the Certificates have not been approved or disapproved by the Commission or any state securities commission. Any representation to the contrary is a criminal offense.

Underwriters of the Notes
CHASE SECURITIES INC.
                     CREDIT SUISSE FIRST BOSTON
                                             GOLDMAN, SACHS & CO.
                                                            MERRILL LYNCH & CO.
Underwriter of the Certificates
CHASE SECURITIES INC.

     This Term Sheet will be superceded in its entirety by the information appearing in the Prospectus Supplement and the Prospectus. All capitalized terms used herein as defined terms and not otherwise defined herein shall have the meanings assigned to such terms in the Prospectus Supplement and the Prospectus.

ISSUER.................. The Chase Manhattan Auto Owner Trust 1998-C (the
                         'TRUST' or the 'ISSUER'), a Delaware business trust
                         established pursuant to a Trust Agreement (the 'TRUST
                         AGREEMENT') between the Seller and the Owner Trustee.
SELLER.................. Chase Manhattan Bank USA, National Association ('CHASE
                         USA' or the 'SELLER').
SERVICER................ Chase USA (the 'SERVICER').
INDENTURE TRUSTEE....... Norwest Bank Minnesota, National Association, as
                         trustee under the Indenture (the 'INDENTURE TRUSTEE').
OWNER TRUSTEE........... Wilmington Trust Company, as trustee under the Trust
                         Agreement (the 'OWNER TRUSTEE').
THE NOTES............... The Trust will issue four classes of Notes pursuant to an Indenture (the 'INDENTURE') between the Trust and
                         the Indenture Trustee as follows:
                         Class A-1      % Asset Backed Notes in the aggregate
                         principal amount of $258,000,000.00 (the 'CLASS A-1
                         NOTES').
                         Class A-2      % Asset Backed Notes in the aggregate
                         principal amount of $195,000,000.00 (the 'CLASS A-2
                         NOTES').
                         Class A-3      % Asset Backed Notes in the aggregate
                         principal amount of $325,000,000.00 (the 'CLASS A-3
                         NOTES').
                         Class A-4      % Asset Backed Notes in the aggregate
                         principal amount of $283,900,000.00 (the 'CLASS A-4
                         NOTES', and together with the Class A-1 Notes, the
                         Class A-2 Notes and the Class A-3 Notes, the 'NOTES').
THE CERTIFICATES........   % Asset Backed Certificates with an initial
                         Certificate Balance of $32,889,211.45.
                         No beneficial interest in a Certificate may be held
                         directly or indirectly by a Foreign Investor.
                         Purchasers of Certificates and their assignees will be
                         deemed to represent (i) that the beneficial owners of
                         such Certificates are not Foreign Investors and (ii)
                         that they are not a Plan and that no assets of a Plan
                         were used to acquire the Certificates.
                         The rights of Certificateholders to receive
                         distributions with respect to the Certificates will be
                         subordinated to the rights of the Noteholders to
                         receive interest on and principal of the Notes in the
                         manner described herein.
THE TRUST............... The assets of the Trust will include (i) the
                         Receivables, (ii) all monies received thereunder after
                         May 31, 1998 (the 'CUTOFF DATE'), (iii) such amounts as
                         from time to time may be held in one or more Trust
                         Accounts, (iv) security interests in the Financed
                         Vehicles, (v) the Seller's proceeds from the exercise
                         of the Seller's recourse rights against Dealers, (vi)
                         proceeds from claims on certain insurance policies,
                         (vii) rights to the repossessed Financed Vehicles and
                         (viii) any and all proceeds of the foregoing.
THE RECEIVABLES......... Retail installment sales contracts and purchase money notes and other notes (the 'RECEIVABLES') secured by
                         new and used automobiles and light-duty trucks (the
                         'FINANCED VEHICLES') having an aggregate principal
                         balance of approximately $1,094,789,211.45 as of the
                         Cutoff Date (the 'ORIGINAL POOL BALANCE').
TERMS OF THE NOTES...... Interest.  Interest on and principal of all classes of
                         Notes will generally be payable on the 15th day of each
                         month (each, a 'DISTRIBUTION DATE'), commencing July
                         15, 1998, provided, however, that for the purposes of
                         making payment of interest and the final payment of
                         principal on the Class A-1 Notes, the July 1999
                         Distribution Date with respect to the Class A-1 Notes
                         will be July 9, 1999. Interest on the outstanding
                         principal amount of each class of Notes

                         will accrue at the applicable fixed interest rate (each an 'INTEREST RATE') from and including the most recent
                         Distribution Date on which interest has been paid (or, in the case of the initial Distribution Date, from and including the issuance date of the Notes) to but excluding the following Distribution Date (each, an 'INTEREST ACCRUAL PERIOD'). Interest on the Class A-1
                         Notes will be calculated on the basis of a 360-day year based upon the actual number of days elapsed during the related Interest Accrual Period (which will be 24 days with respect to the Interest Accrual Period for the July 1999 Distribution Date), and interest on each other class of Notes will be calculated on the basis of a 360-day year of twelve 30-day months.
                         Principal. Principal of the Notes will be payable on each Distribution Date in an amount generally equal to the Aggregate Noteholders' Principal Distributable
                         Amount for such Distribution Date. The 'AGGREGATE
                         NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT' for a
                         Distribution Date will be the Noteholders' Percentage of the Principal Distribution Amount for such Distribution Date. The 'NOTEHOLDERS' PERCENTAGE' will be 100% for each Distribution Date occurring before the Distribution Date on which the Class A-1 Notes have been paid in full, and generally 97% on and after such Distribution Date until all of the Notes have been paid in full; provided, however that (x) if the amount on deposit in the Reserve Account on any Distribution Date would be, after giving effect to distributions on such Distribution Date, less than .50% of the Original Pool
                         Balance, the Noteholders' Percentage will be 100% for such Distribution Date and each Distribution Date thereafter until the Notes have been paid in full or the amount on deposit in the Reserve Account equals or exceeds the Specified Reserve Account Balance and (y) if the Notes have been accelerated after the occurrence of an Event of Default, the Noteholders' Percentage will be 100% for each Distribution Date thereafter until the Notes have been paid in full.
                         The 'PRINCIPAL DISTRIBUTION AMOUNT' for a Distribution
                         Date generally will equal the sum for such Distribution
                         Date of (i) Available Principal and (ii) the aggregate principal balance of all Receivables that became
                         Defaulted Receivables during the related Collection
                         Period minus the Liquidation Proceeds allocable to principal collected during such Collection Period with respect to any Defaulted Receivables.
                         Principal payments on the Notes will generally be derived from the Total Distribution Amount and the amount, if any, on deposit in the Reserve Account remaining after the payment of the Servicing Fee and the Administration Fee and the payment of accrued and unpaid interest on the Notes and the Certificates.
                         The 'TOTAL DISTRIBUTION AMOUNT' for any Distribution
                         Date will be the sum of (i) the portion of collections on the Receivables received during the related
                         Collection Period allocated to interest as described in the Prospectus Supplement and (ii) the portion of collections on the Receivables received during the related Collection Period allocated to principal as described in the Prospectus Supplement ('AVAILABLE
                         PRINCIPAL').
                         No principal payments will be made on any class of Notes until all Notes with preceding class designations have been paid in full. For example, no principal payments will be made on the Class A-2 Notes until the Class A-1 Notes have been paid in full, and no principal payments will be made on the Class A-3 Notes until the Class A-2 Notes have been paid in full.
                         Notwithstanding the foregoing, if an Event of Default occurs and the Notes are accelerated, each class of Notes will be paid pro rata on the basis of their respective unpaid principal amounts.

                         The outstanding principal amount of each class of
                         Notes, to the extent not previously paid, will be
                         payable on the Distribution Date specified below for
                         such class (each, a 'NOTE FINAL SCHEDULED DISTRIBUTION
                         DATE') from funds available therefor as described
                         herein (including amounts on deposit in the Reserve
                         Account):
                                                          Distribution Date
                                  Class A-1 Notes:         July 9, 1999
                                  Class A-2 Notes:         August 15, 2000
                                  Class A-3 Notes:         January 15, 2002
                                  Class A-4 Notes:         May 15, 2003
                         Optional Redemption.  After the Class A-1 Notes, the
                         Class A-2 Notes and the Class A-3 Notes have been paid
                         in full, the Class A-4 Notes will be redeemed in whole,
                         but not in part, on any Distribution Date on which the
                         Servicer exercises its option to purchase the
                         Receivables, which can occur following the last day of
                         any Collection Period as of which the Pool Balance
                         declines to 10% or less of the Original Pool Balance,
                         at a redemption price equal to the unpaid principal
                         amount of the Class A-4 Notes plus accrued and unpaid
                         interest thereon.
TERMS OF THE
  CERTIFICATES ......... Interest.  Amounts distributable in respect of the
                         Certificates will be distributed on each Distribution
                         Date. Interest in respect of the Certificates will
                         accrue at a fixed rate per annum (the 'CERTIFICATE
                         RATE') on the Certificate Balance, calculated on the
                         basis of a 360-day year of twelve 30-day months.
                         Payment of interest on the Certificates will be
                         subordinated to payment of interest on the Notes. If an
                         Event of Default shall occur and the Notes are
                         accelerated, distributions in respect of the
                         Certificates will be subordinated in priority of
                         payment to payment of interest on and principal of the
                         Notes.
                         Principal.  No distributions of principal on the
                         Certificates will be made until the Class A-1 Notes
                         have been paid in full. On each Distribution Date
                         commencing on the Distribution Date on which the Class
                         A-1 Notes are paid in full, principal of the
                         Certificates will be payable in an amount equal to the
                         Certificateholders' Principal Distributable Amount for
                         such Distribution Date, to the extent of the excess of
                         the Total Distribution Amount and the amount, if any,
                         on deposit in the Reserve Account over the sum of the
                         Servicing Fee and Administration Fee owing to the
                         Servicer and the Administrator on such Distribution
                         Date, accrued and unpaid interest on the Notes and the
                         Certificates and the Aggregate Noteholders' Principal
                         Distributable Amount for such Distribution Date. The
                         'CERTIFICATEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT'
                         for a Distribution Date will be the Certificateholders'
                         Percentage (100% minus the Noteholders' Percentage) of
                         the Principal Distribution Amount for such Distribution
                         Date. The Certificateholders' Percentage will generally
                         equal 3% after the Class A-1 Notes have been paid in
                         full. See 'Terms of the Notes' above for a description
                         of the circumstances under which the
                         Certificateholders' Percentage will equal zero after
                         the Class A-1 Notes have been paid in full.
                         Certificate Final Scheduled Distribution Date. The
                         outstanding principal amount, if any, of the
                         Certificates is expected to be paid in full on the
                         December 2004 Distribution Date.
                         Optional Prepayment.  If the Servicer exercises its
                         option to purchase the Receivables, which can occur
                         after the Class A-1 Notes, the Class A-2 Notes and the
                         the Class A-3 Notes have been paid in full, following
                         the last day of any Collection Period as of which the
                         Pool Balance declines to 10% or less of the Original
                         Pool Balance, the Certificateholders will receive an
                         amount in respect of the Certificates equal to the
                         Certificate Balance together with accrued interest at
                         the Certificate Rate, and the Certificates will be
                         retired.

RESERVE ACCOUNT......... The Reserve Account will be funded with an initial deposit by the Seller of cash or Permitted Investments
                         having an aggregate value of $16,421,838.17 (1.50% of
                         the Original Pool Balance) (the 'RESERVE ACCOUNT
                         INITIAL DEPOSIT'). In addition, on each Distribution
                         Date, any amounts on deposit in the Collection Account
                         with respect to the preceding Collection Period after
                         payments to the Servicer and the Administrator and
                         deposits to the Note Distribution Account and
                         Certificate Distribution Account have been made will be
                         deposited into the Reserve Account. On each
                         Distribution Date, any amounts on deposit in the
                         Reserve Account in excess of the Specified Reserve
                         Account Balance will be distributed to the Seller.
                         On or prior to each Deposit Date, the Indenture Trustee
                         will withdraw funds from the Reserve Account, to the
                         extent of the funds therein, to the extent (x) the sum
                         of the amounts required to be distributed to
                         Noteholders, Certificateholders, the Servicer and the
                         Administrator on the related Distribution Date exceeds
                         (y) the Total Distribution Amount for such Distribution
                         Date.
SPECIFIED RESERVE
  ACCOUNT BALANCE....... On any Distribution Date, the specified reserve account balance (the 'SPECIFIED RESERVE ACCOUNT BALANCE') will
                         equal 3.00% of the Pool Balance as of the related
                         Settlement Date, but in any event will not be less than
                         the lesser of (i) $8,210,919.09 (0.75% of the Original
                         Pool Balance) and (ii) such Pool Balance; provided,
                         that the Specified Reserve Account Balance will be
                         calculated using a percentage of 6.00% on any
                         Distribution Date (beginning with the September 1998
                         Distribution Date) for which the Average Net Loss Ratio
                         exceeds 1.75% or the Average Delinquency Percentage
                         exceeds 1.75%. The 'POOL BALANCE' at any time will
                         represent the aggregate Principal Balance of the
                         Receivables as of the close of business on the last day
                         of the preceding Collection Period, after giving effect
                         to all payments received for such Collection Period and
                         all losses realized on Receivables liquidated during
                         such Collection Period.
                         The Specified Reserve Account Balance with respect to
                         any Distribution Date may be reduced to a lesser amount
                         as determined by the Seller, provided that such
                         reduction does not adversely affect the rating of any
                         class of Notes or the Certificates by a Rating Agency.
PRIORITY OF PAYMENTS.... Distributions of the Total Distribution Amount and any
                         amounts to be withdrawn from the Reserve Account shall
                         be made on each Distribution Date in the following
                         order of priority: (i) the Servicing Fee, together with
                         any unpaid Servicing Fees from prior Distribution Dates
                         (if not deducted from the Servicer's remittance), (ii)
                         the Administration Fee, together with any unpaid
                         Administration Fees from prior Distribution Dates,
                         (iii) interest on the Notes, (iv) interest
                         distributable on the Certificates (except as described
                         below), (v) the Aggregate Noteholders' Principal
                         Distributable Amount into the Note Distribution Account
                         and (vi) the Certificateholders' Principal
                         Distributable Amount into the Certificate Distribution
                         Account.
                         Notwithstanding the foregoing, if an Event of Default
                         has occurred and the maturity of the Notes has been
                         accelerated, the Certificateholders will not be
                         entitled to receive any distributions in respect of the
                         Certificates until the Notes have been paid in full.
SERVICING FEE........... The Servicer shall receive a Servicing Fee for each
                         Collection Period, payable on each Distribution Date,
                         in an amount equal to the sum of (i) the product of
                         one-twelfth of 1% per annum and the Pool Balance as of
                         the close of business on the last day of the second
                         Collection Period preceding the Collection Period in
                         which such Distribution Date occurs (or, in the case of
                         the first Distribution Date, the Original Pool Balance)
                         and (ii) any Late Fees paid by the Obligors

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
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                         during the related Collection Period. A 'COLLECTION
                         PERIOD' with respect to a Distribution Date will be the
                         calendar month preceding the calendar month in which
                         such Distribution Date occurs. In addition, the
                         Servicing Fee will include investment earnings on
                         amounts on deposit in the Collection Account.
ADMINISTRATION
  AGREEMENT............. The Chase Manhattan Bank ('CHASE'), in its capacity as administrator (the 'ADMINISTRATOR'), will enter into an
                         agreement (the 'ADMINISTRATION AGREEMENT') with the
                         Trust and the Indenture Trustee. As compensation for
                         the performance of the Administrator's obligations
                         under the Administration Agreement, the Administrator
                         will be entitled to a monthly administration fee in an
                         amount equal to $1,000 (the 'ADMINISTRATION FEE').
TAX STATUS.............. Upon issuance of the Notes and the Certificates,
                         Simpson Thacher & Bartlett, special counsel to the
                         Seller, will deliver its opinion generally to the
                         effect that under current law the Notes will be
                         characterized as debt, and the Trust will not be
                         characterized as an association (or a publicly traded
                         partnership) taxable as a corporation for United States
                         federal income tax purposes. Each Noteholder, by the
                         acceptance of a Note, will agree to treat the Notes as
                         indebtedness, and each Certificateholder, by the
                         acceptance of a Certificate, will agree to treat the
                         Trust as a partnership in which the Certificateholders
                         are partners for all federal, state and local income
                         tax purposes. Alternative characterizations of the
                         Trust and the Certificates are possible, but would not
                         result in materially adverse tax consequences to
                         Certificateholders.
LEGAL INVESTMENT........ The Class A-1 Notes will be eligible securities for purchase by money market funds under paragraph (a)(10)
                         of Rule 2a-7 under the Investment Company Act of 1940,
                         as amended.
ERISA CONSIDERATIONS.... Subject to the considerations described in 'ERISA
                         Considerations' in the Prospectus Supplement and the
                         Prospectus, the Notes will be eligible for purchase
                         with Plan Assets of any Plan. A fiduciary or other
                         person contemplating purchasing the Notes on behalf of
                         or with Plan Assets of any Plan should carefully review
                         with its legal advisors whether the purchase or holding
                         of the Notes could give rise to a transaction
                         prohibited or not otherwise permissible under ERISA or
                         Section 4975 of the Code.
                         The Certificates may not be acquired by, on behalf of
                         or with Plan Assets. By its acceptance of a
                         Certificate, each Certificateholder will be deemed to
                         have represented and warranted that it is neither a
                         Plan nor purchasing the Certificates on behalf of or
                         with Plan Assets of a Plan. The restrictions contained
                         in the foregoing representation and warranty shall not
                         apply to the acquisition or holding of Certificates
                         with assets of the general account of an insurance
                         company to the extent that the acquisition or holding,
                         respectively, of such Certificates (i) is and will be
                         permissible under Section 401(c) of ERISA and final
                         regulations thereunder or another exemption under ERISA
                         and (ii) does not and will not result in the
                         contemplated operations of the Trust being treated as
                         non-exempt prohibited transactions. Persons
                         contemplating acquiring the Certificates should consult
                         their counsel to determine whether they are purchasing
                         on behalf of, or with Plan Assets of, any Plan. See
                         'ERISA Considerations' in the Prospectus Supplement and
                         the Prospectus for additional information, including
                         special considerations for purchasers using assets of
                         an insurance company general account.
RATINGS................. It is a condition to the issuance of the Notes and the
                         Certificates that (i) the Class A-1 Notes be rated in
                         the highest short-term rating category, (ii) the Notes
                         (other than the Class A-1 Notes) be rated in the
                         highest long-term rating category and (iii) the
                         Certificates be rated at least in the 'A' category, or
                         its equivalent, in each case by at least two nationally
                         recognized statistical rating organizations (each, a
                         'RATING AGENCY').

                              THE RECEIVABLES POOL

     The Receivables represent Motor Vehicle Loans selected from the portfolio of the Seller that, in addition to satisfying the criteria set forth in the Prospectus under 'The Receivables Pools--General':

          (a) have a remaining maturity, as of the Cutoff Date, of at least 9 months and not more than 72 months;

          (b) are secured by new Financed Vehicles and had an original maturity of at least 12 months and not more than 79 months, or by used Financed Vehicles and had an original maturity of at least 12 months and not more than 72 months;

          (c) are fully-amortizing fixed rate simple interest or actuarial contracts that provide for level scheduled monthly payments over their respective remaining terms and have an annual contract rate of interest (a 'CONTRACT RATE') of at least 7.0% and not more than 18.0%;

          (d) have remaining principal balances, as of the Cutoff Date, of at least $2,000 and not greater than $100,000;

          (e) have no payment that is delinquent for more than 30 days past due as of the Cutoff Date; and

          (f) are not Motor Vehicle Loans (i) whose related Obligor resides in the State of Alabama (in the case of Direct Receivables) or (ii) originated by or through a Dealer located in the State of Alabama (in the case of Receivables which are not Direct Receivables) or Motor Vehicle Loans the subject of a previous securitization.

     The Receivables were selected from the Motor Vehicle Loans in the portfolio of the Seller that met the above criteria. For administrative reasons, the Seller selected from the Motor Vehicle Loans in its portfolio all otherwise eligible Motor Vehicle Loans originated since August 1, 1997, which were segregated and held for sale by the Seller. Approximately 57.16% of the Original Pool Balance were secured by new Financed Vehicles, and approximately 42.84% of the Original Pool Balance were secured by used Financed Vehicles. 95.75% of the Original Pool Balance are Simple Interest Receivables and 4.25% of the Original Pool Balance are Actuarial Receivables. An insignificant number of the Receivables provide for recourse to the Dealer in the event of default by the Obligor.

     Approximately 0.48% of the Original Pool Balance were made directly by the Originating Bank to Obligors without involvement of Dealers (collectively, the 'DIRECT RECEIVABLES') using Chase Auto Finance underwriting criteria and have been serviced consistent with Chase Auto Finance's servicing policies and practices. The Direct Receivables originated by Chase will be transferred to the Seller on or prior to the Closing Date.

     The Original Pool Balance equals the aggregate Principal Balance of the Receivables as of the Cutoff Date. The Principal Balance of each Actuarial Receivable as of the Cutoff Date included at least 30 days of accrued and unpaid interest and included 60 days of accrued and unpaid interest to the extent that such Actuarial Receivable was past due as of the Cutoff Date. As a result, the yield on the Receivables Pool from time to time will be less than the weighted average Contract Rate of the Receivables. In addition, the yield on a delinquent Actuarial Receivable will be less than the applicable Contract Rate since interest on such Actuarial Receivable will accrue on its scheduled balance, not its Principal Balance.

     The composition of the Receivables, distribution by Contract Rate of the Receivables and the geographic distribution of the Receivables, in each case as of the Cutoff Date, are set forth in the following tables.

                         COMPOSITION OF THE RECEIVABLES

                                                     NEW FINANCED        USED FINANCED
                                                       VEHICLES            VEHICLES               TOTAL
                                                    ---------------     ---------------     -----------------
Aggregate Principal Balance.....................    $625,766,984.18     $469,022,227.27     $1,094,789,211.45
Number of Receivables...........................             32,319              32,856                65,175
Average Principal Balance.......................    $     19,362.20     $     14,275.09     $       16,797.69
Average Original Balance........................    $     19,583.87     $     14,428.76     $       16,985.08
Weighted Average Contract Rate..................              8.40%               9.80%                 9.00%
Contract Rate (Range)...........................       7.00%-18.00%        7.00%-18.00%          7.00%-18.00%
Weighted Average Original Term..................       57.18 months        56.01 months          56.68 months
Original Term (Range)...........................    12 to 79 months     12 to 72 months       12 to 79 months
Weighted Average Remaining Term.................       56.15 months        54.99 months          55.65 months
Remaining Term (Range)..........................     9 to 72 months     10 to 72 months        9 to 72 months

                DISTRIBUTION BY CONTRACT RATE OF THE RECEIVABLES

                                                                                                        PERCENT OF
                                                                  NUMBER OF                              ORIGINAL
CONTRACT RATE RANGE                                              RECEIVABLES    PRINCIPAL BALANCE      POOL BALANCE
--------------------------------------------------------------   -----------    -----------------    ----------------
 7.0% to below  7.5%..........................................       8,202      $  151,195,380.04          13.81%
 7.5% to below  8.0%..........................................      10,228      $  194,411,329.72          17.76%
 8.0% to below  8.5%..........................................       6,692      $  122,982,255.97          11.23%
 8.5% to below  9.0%..........................................      11,492      $  205,267,640.51          18.75%
 9.0% to below  9.5%..........................................       4,000      $   67,152,990.11           6.13%
 9.5% to below 10.0%..........................................       8,143      $  129,263,220.19          11.81%
10.0% to below 10.5%..........................................       3,002      $   44,919,929.73           4.10%
10.5% to below 11.0%..........................................       4,543      $   66,136,720.21           6.04%
11.0% to below 11.5%..........................................       1,598      $   22,330,878.87           2.04%
11.5% to below 12.0%..........................................       2,481      $   32,061,307.84           2.93%
12.0% to below 12.5%..........................................       1,163      $   15,644,398.31           1.43%
12.5% to below 13.0%..........................................       1,496      $   19,289,339.60           1.76%
13.0% to below 13.5%..........................................         748      $    9,000,796.66           0.82%
13.5% to below 14.0%..........................................         694      $    7,922,065.30           0.72%
14.0% to below 14.5%..........................................         253      $    2,825,888.14           0.26%
14.5% to below 15.0%..........................................         179      $    1,837,461.17           0.17%
15.0% to below 15.5%..........................................         149      $    1,444,100.11           0.13%
15.5% to below 16.0%..........................................          57      $      556,979.34           0.05%
16.0% to below 16.5%..........................................          18      $      171,082.25           0.02%
16.5% to below 17.0%..........................................          27      $      276,787.05           0.03%
17.0% to below 17.5%..........................................           5      $       41,415.54           0.00%
17.5% to below 18.0%..........................................           2      $       14,394.32           0.00%
18.0%.........................................................           3      $       42,850.47           0.00%
                                                                 -----------    -----------------        -------
Total(1)......................................................      65,175      $1,094,789,211.45         100.00%
                                                                 -----------    -----------------        -------
                                                                 -----------    -----------------        -------

                            ------------------------

(1) Percentages may not add to 100.00% due to rounding.

                 GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES(1)

                                                                                                         PERCENT OF
                                                                     NUMBER OF                            ORIGINAL
STATE                                                               RECEIVABLES    PRINCIPAL BALANCE    POOL BALANCE
-----------------------------------------------------------------   -----------    -----------------    ------------
Arizona..........................................................         996      $   17,026,493.71         1.56%
Arkansas.........................................................         983      $   15,996,854.39         1.46%
California.......................................................       9,154      $  174,783,233.91        15.97%
Colorado.........................................................         408      $    7,151,745.70         0.65%
Connecticut......................................................       2,836      $   41,474,041.40         3.79%
Delaware.........................................................         490      $    7,755,631.68         0.71%
District of Columbia.............................................          23      $      398,361.67         0.04%
Florida..........................................................       3,140      $   51,441,323.66         4.70%
Georgia..........................................................       2,105      $   35,851,660.54         3.27%
Hawaii...........................................................          13      $      212,379.17         0.02%
Idaho............................................................          14      $      229,042.46         0.02%
Illinois.........................................................         967      $   18,493,621.61         1.69%
Indiana..........................................................         189      $    3,408,999.79         0.31%
Iowa.............................................................         302      $    4,647,179.32         0.42%
Kansas...........................................................          93      $    1,654,985.44         0.15%
Kentucky.........................................................         130      $    1,942,157.36         0.18%
Louisiana........................................................       1,159      $   19,289,317.20         1.76%
Maine............................................................         113      $    1,695,109.48         0.15%
Maryland.........................................................         562      $    9,270,958.55         0.85%
Massachusetts....................................................       1,389      $   21,079,324.52         1.93%
Michigan.........................................................       1,550      $   25,033,578.07         2.29%
Minnesota........................................................         599      $    9,504,838.22         0.87%
Mississippi......................................................         174      $    2,917,972.35         0.27%
Missouri.........................................................         988      $   16,809,654.14         1.54%
Montana..........................................................          14      $      263,566.58         0.02%
Nebraska.........................................................         132      $    1,984,931.00         0.18%
Nevada...........................................................         358      $    6,223,125.70         0.57%
New Hampshire....................................................         258      $    3,634,994.07         0.33%
New Jersey.......................................................       3,620      $   58,938,599.83         5.38%
New Mexico.......................................................         315      $    5,219,863.17         0.48%
New York.........................................................       6,716      $  102,370,615.11         9.35%
North Carolina...................................................       1,214      $   20,376,913.09         1.86%
North Dakota.....................................................          18      $      301,772.42         0.03%
Ohio.............................................................         556      $    8,954,713.85         0.82%
Oklahoma.........................................................         809      $   13,543,325.07         1.24%
Oregon...........................................................         382      $    6,568,134.63         0.60%
Pennsylvania.....................................................       1,279      $   19,397,392.41         1.77%
Rhode Island.....................................................          94      $    1,505,451.60         0.14%
South Carolina...................................................         295      $    4,449,574.55         0.41%
South Dakota.....................................................          47      $      750,987.37         0.07%
Tennessee........................................................         382      $    7,580,724.51         0.69%
Texas............................................................      17,952      $  307,303,219.62        28.07%
Utah.............................................................         112      $    1,766,568.24         0.16%
Vermont..........................................................         395      $    5,381,297.81         0.49%
Virginia.........................................................       1,114      $   18,115,758.98         1.65%
Washington.......................................................         313      $    5,814,869.87         0.53%
West Virginia....................................................          24      $      430,687.53         0.04%
Wisconsin........................................................         399      $    5,843,660.10         0.53%
                                                                    -----------    -----------------    ------------
Total(2).........................................................      65,175      $1,094,789,211.45       100.00%
                                                                    -----------    -----------------    ------------
                                                                    -----------    -----------------    ------------

                                                        (Footnotes on next page)

(Footnotes from previous page)
------------------
(1) Based on location of the related Obligor (in the case of Direct Receivables) or the Dealer from which the related Motor Vehicle Loan was acquired or through which it was made (in the case of Receivables which are not Direct Receivables).

(2) Percentages may not add to 100.00% due to rounding.

DELINQUENCY AND LOAN LOSS INFORMATION

     The following tables set forth information with respect to delinquencies, loan losses and recoveries for the Chase Auto Finance Portfolio as of the dates indicated, for each of the one-year periods ended December 31, 1997, 1996, 1995, 1994 and 1993 and for each of the three-month periods ended March 31, 1998 and March 31, 1997. Higher net charge-offs for the one-year periods ended December 31, 1996 and December 31, 1997, respectively, and for the three-month periods ended March 31, 1998 and March 31, 1997, respectively, compared to prior periods reflect economic conditions affecting consumer debt generally. In addition, the higher net charge-offs for the one-year period ended December 31, 1997 reflect a slowing in the growth rate of the Chase Auto Finance Portfolio, which has magnified net charge-offs as a percentage of Period End Outstanding Principal Amount and Average Outstanding Principal Amount. The portions of the Chase Auto Finance Portfolio that provide for payments based upon variable rate of interest or that are Final Payment Receivables are included in the following tables, but Motor Vehicle Loans of such type are not included in the Trust. Chase Auto Finance does not maintain separate records that distinguish among the delinquency and loan loss experience for Motor Vehicle Loans that provide for payments based upon a fixed rate of interest (such as the Receivables) and those that provide for payments based upon a variable rate of interest nor does it maintain records of the delinquency and loan loss experience that excludes such experience for Final Payment Receivables. The Seller believes that the delinquency and loan loss experience with respect to the types of Motor Vehicle Loans included in the Trust is not materially different from the performance of the Chase Auto Finance Portfolio set forth below.

     Approximately 0.48% of the Original Pool Balance are Direct Receivables. The delinquency and loan loss experience for Direct Receivables are not included in the performance of the Chase Auto Finance Portfolio set forth below. The Seller believes that the delinquency and loan loss experience for Direct Receivables has not been materially different from the performance of the Chase Auto Finance Portfolio set forth below.

     See 'The Receivables Pools--General' and '--Delinquency and Loan Loss Information' in the Prospectus for a description of the composition of the Chase Auto Finance Portfolio.

     The data presented in the following tables are for illustrative purposes only. Delinquency and loan loss experience may be influenced by a variety of economic, social and other factors. No assurance can be given that the delinquency and loan loss information of the Bank, or of the Trust with respect to the Receivables, in the future will be similar to that set forth below. In particular, due to the recent assumption by Chase USA from an affiliate of relationships with a large number of Dealers located in Texas, Receivables originated by Dealers located in Texas will constitute a greater percentage of the Receivables in the Trust than they have historically constituted a percentage of the Chase Auto Finance Portfolio.

                          DELINQUENCY EXPERIENCE(1)(2)

                                             AS OF MARCH 31,                               AS OF DECEMBER 31,
                              ---------------------------------------------   --------------------------------------------
                                      1998                    1997                    1997                    1996
                              ---------------------   ---------------------   ---------------------   --------------------
                                            NUMBER                  NUMBER                  NUMBER                 NUMBER
                                DOLLARS       OF        DOLLARS       OF        DOLLARS       OF       DOLLARS       OF
                                (000'S)      LOANS      (000'S)      LOANS      (000'S)      LOANS     (000'S)      LOANS
                              -----------   -------   -----------   -------   -----------   -------   ----------   -------
Outstanding Principal
  Amount....................  $11,716,735   983,317   $10,307,439   871,913   $11,114,504   938,495   $9,842,364   832,993
                              -----------   -------   -----------   -------   -----------   -------   ----------   -------
                              -----------   -------   -----------   -------   -----------   -------   ----------   -------
Delinquencies(3)(4)
  30-59 Days................  $   137,368    11,663   $   114,613     9,606   $   153,761    12,937   $  127,722    10,879
  60-89 Days................       33,387     2,963        26,527     2,379        39,329     3,448       31,153     2,739
  90 Days or More...........       20,720     1,889        16,144     1,484        24,322     2,190       18,031     1,590
                              -----------   -------   -----------   -------   -----------   -------   ----------   -------
                              -----------   -------   -----------   -------   -----------   -------   ----------   -------
TOTAL Delinquencies.........  $   191,475    16,515   $   157,284    13,469   $   217,412    18,575   $  176,906    15,208
Repossession Inventory(5)...       33,525     2,112        18,551     1,201        30,374     1,944       21,755     1,421
                              -----------   -------   -----------   -------   -----------   -------   ----------   -------
                              -----------   -------   -----------   -------   -----------   -------   ----------   -------
TOTAL Delinquencies &
  Repossession Inventory....  $   225,000    18,627   $   175,835    14,670   $   247,786    20,519   $  198,661    16,629
                              -----------   -------   -----------   -------   -----------   -------   ----------   -------
                              -----------   -------   -----------   -------   -----------   -------   ----------   -------
Delinquencies(3)(4)(6)
  30-59 Days................         1.17%                   1.11%                   1.38%                  1.30%
  60-89 Days................         0.28%                   0.26%                   0.35%                  0.32%
  90 Days or More...........         0.18%                   0.16%                   0.22%                  0.18%
                              -----------             -----------             -----------             ----------
TOTAL Delinquencies(6)(7)...         1.63%                   1.53%                   1.96%                  1.80%
Repossession Inventory(6)...         0.29%                   0.18%                   0.27%                  0.22%
                              -----------             -----------             -----------             ----------
TOTAL Delinquencies &
  Repossession
  Inventory(6)(7)...........         1.92%                   1.71%                   2.23%                  2.02%
                              -----------             -----------             -----------             ----------
                              -----------             -----------             -----------             ----------


                                      1995                   1994                   1993
                              --------------------   --------------------   --------------------
                                           NUMBER                 NUMBER                 NUMBER
                               DOLLARS       OF       DOLLARS       OF       DOLLARS       OF
                               (000'S)      LOANS     (000'S)      LOANS     (000'S)      LOANS
                              ----------   -------   ----------   -------   ----------   -------
Outstanding Principal
  Amount....................  $7,451,714   628,009   $6,028,312   516,621   $4,540,693   378,857
                              ----------   -------   ----------   -------   ----------   -------
                              ----------   -------   ----------   -------   ----------   -------
Delinquencies(3)(4)
  30-59 Days................  $   78,499     7,054   $   52,963     5,704   $   41,294     3,761
  60-89 Days................      15,866     1,513        9,740     1,202        9,311     1,049
  90 Days or More...........       8,654       786        5,353       761        4,176       421
                              ----------   -------   ----------   -------   ----------   -------
                              ----------   -------   ----------   -------   ----------   -------
TOTAL Delinquencies.........  $  103,019     9,353   $   68,056     7,667   $   54,781     5,231
Repossession Inventory(5)...       7,290       443        2,444       273        3,232       335
                              ----------   -------   ----------   -------   ----------   -------
                              ----------   -------   ----------   -------   ----------   -------
TOTAL Delinquencies &
  Repossession Inventory....  $  110,309     9,796   $   70,500     7,940   $   58,013     5,566
                              ----------   -------   ----------   -------   ----------   -------
                              ----------   -------   ----------   -------   ----------   -------
Delinquencies(3)(4)(6)
  30-59 Days................        1.05%                  0.88%                  0.91%
  60-89 Days................        0.21%                  0.16%                  0.21%
  90 Days or More...........        0.12%                  0.09%                  0.09%
                              ----------             ----------             ----------
TOTAL Delinquencies(6)(7)...        1.38%                  1.13%                  1.21%
Repossession Inventory(6)...        0.10%                  0.04%                  0.07%
                              ----------             ----------             ----------
TOTAL Delinquencies &
  Repossession
  Inventory(6)(7)...........        1.48%                  1.17%                  1.28%
                              ----------             ----------             ----------
                              ----------             ----------             ----------

------------------
(1) The delinquency experience presented does not include experience with respect to Direct Receivables.

(2) As of March 31, 1998, approximately 0.56% of the aggregate principal balance of Motor Vehicle Loans in the portfolio presented were Chase Maryland Loans.

(3) Delinquencies include principal amounts only.

(4) The period of delinquency is based on the number of days payments are contractually past due.

(5) As of December 31, 1994 and earlier, amounts shown in repossession inventory represent loans which have been written down to the fair market value of the collateral, but where the related financed vehicles have not yet been sold. As of December 31, 1995 and later, amounts shown in repossession inventory represent the total outstanding principal balance of the loans at such times.

(6) As a percent of outstanding principal in dollars.

(7) Percentages representing TOTAL Delinquencies and TOTAL Delinquencies & Repossession Inventory may not equal the sum of the components thereof due to rounding.

                           LOAN LOSS EXPERIENCE(1)(2)
                               (DOLLARS IN 000'S)

                                     THREE MONTHS ENDED
                                 --------------------------                          YEAR ENDED DECEMBER 31,
                                  MARCH 31,      MARCH 31,     -------------------------------------------------------------------
                                    1998           1997           1997           1996          1995          1994          1993
                                 -----------    -----------    -----------    ----------    ----------    ----------    ----------
Number of Loans(3)............       983,317        871,913        938,495       832,993       628,009       516,621       378,857
Period End Outstanding
  Principal Amount............   $11,716,735    $10,307,439    $11,114,504    $9,842,364    $7,451,714    $6,028,312    $4,540,693
Average Outstanding Principal
  Amount(4)...................   $11,830,620    $10,248,998    $10,630,360    $9,153,306    $6,572,006    $5,104,644    $3,999,579
Number of Repossessions.......         1,883          1,512          5,834         3,719         1,863         1,590         2,064
Number of Gross Charge-Offs...         2,442          1,970          7,524         5,076         2,633         2,348         2,879
Gross Charge-Offs(5)..........   $    19,208    $    12,941    $    57,017    $   29,461    $   11,765    $   10,639    $   14,923
Gross Charge-Offs as a % of
  Period End Outstanding
  Principal Amount(5).........          0.66%          0.50%          0.51%         0.30%         0.16%         0.18%         0.33%
Gross Charge-Offs as a % of
  Average Outstanding
  Principal Amount(5).........          0.65%          0.51%          0.54%         0.32%         0.18%         0.21%         0.37%
Recoveries(6).................   $    (4,267)   $    (2,190)   $   (10,622)   $   (7,554)   $   (3,869)   $   (4,700)   $   (4,648)
Net Charge-Offs(7)............   $    14,941    $    10,751    $    46,395    $   21,908    $    7,896    $    5,939    $   10,275
Net Charge-Offs as a % of
  Period End Outstanding
  Principal Amount(7)(8)......          0.51%          0.42%          0.42%         0.22%         0.11%         0.10%         0.23%
Net Charge-Offs as a % of
  Average Outstanding
  Principal Amount(7)(8)......          0.51%          0.42%          0.44%         0.24%         0.12%         0.12%         0.26%

------------------
(1) The loan loss experience presented does not include experience with respect to Direct Receivables.

(2) As of March 31, 1998, approximately 0.56% of the aggregate principal balance of Motor Vehicle Loans in the portfolio presented were Chase Maryland Loans.

(3) Number of loans as of period end.

(4) The average for each period presented was computed by taking a simple average of monthly average outstanding principal amounts for such period.

(5) Amount charged off is remaining principal balance less proceeds from sale of repossessed vehicles.

(6) Recoveries generally include amounts received with respect to loans previously charged-off, except for proceeds realized in connection with the sale of the repossessed vehicles.

(7) Net Charge-Offs mean gross charge-offs minus recoveries of loans previously charged-off. Net Charge-Offs may not equal the difference of the components thereof due to rounding.

(8) Percentages for the three-month periods ended March 31, 1997 and March 31, 1998 are annualized.

                    WEIGHTED AVERAGE LIFE OF THE SECURITIES

     Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this Term Sheet, the Absolute Prepayment Model ('ABS'), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the Receivables.

     The tables captioned 'Percent of Initial Note Principal Balance at Various ABS Percentages' and 'Percent of Initial Certificate Balance at Various ABS Percentages' (each an 'ABS TABLE') have been prepared on the basis of the characteristics of the Receivables. Each ABS Table assumes that (a) the Receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (b) each scheduled monthly payment on the Receivables is made on the last day of each month and each month has 30 days, (c) payments on the Notes and distributions on the Certificates are made on each Distribution Date (and each such date is assumed to be the 15th day of each applicable month), (d) the balance in the Reserve Account on each Distribution Date is equal to the Specified Reserve Account Balance and (e) the Servicer does not exercise its option to purchase the Receivables. The Receivables Pool has an assumed cutoff date of the Cutoff Date. The ABS Table indicates the projected weighted average life of each class of Notes and the Certificates and sets forth the percent of the initial principal amount of each class of Notes and the percent of the initial Certificate Balance, as applicable, that is projected to be outstanding after each of the Distribution Dates shown at various constant ABS percentages.

     The ABS Tables also assume that (i) the Receivables have been aggregated into hypothetical pools with all of the Receivables within each such pool having the following characteristics and (ii) the level scheduled monthly payment for each such pool (which is based on its principal balance, weighted average Contract Rate, weighted average original term to maturity and weighted average remaining term to maturity as of the Cutoff Date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.

          REMAINING                                            WEIGHTED           WEIGHTED
           TERM TO                             WEIGHTED         AVERAGE           AVERAGE
          MATURITY                              AVERAGE      ORIGINAL TERM     REMAINING TERM
            RANGE            AGGREGATE         CONTRACT       TO MATURITY       TO MATURITY
POOL     (IN MONTHS)     PRINCIPAL BALANCE       RATE         (IN MONTHS)       (IN MONTHS)
-----    -----------     -----------------     ---------     -------------     --------------
  1          0-24        $   10,968,791.58      8.77%              23                22
  2         25-36        $   58,224,355.59      8.86%              36                35
  3         37-48        $  162,274,581.27      9.23%              48                47
  4         49-60        $  834,022,056.28      8.94%              60                59
  5         61-72        $   29,299,426.73      9.88%              69                68
                         -----------------
                         $1,094,789,211.45
                         -----------------
                         -----------------

     The information included in the following tables represents forward-looking statements and involves risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. The actual characteristics and performance of the Receivables will differ from the assumptions used in constructing each ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Receivables will prepay at a constant level of ABS until maturity or that all of the Receivables will prepay at the same level of ABS. Moreover, the diverse terms of Receivables within each of the five hypothetical pools could produce slower or faster principal distributions than indicated in each ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the Receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the Receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of each class of Notes and the Certificates.

      PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES

                                                         CLASS A-1 NOTES                     CLASS A-2 NOTES
                                                 --------------------------------    --------------------------------
                                                    ASSUMED ABS PERCENTAGE(2)           ASSUMED ABS PERCENTAGE(2)
                                                 --------------------------------    --------------------------------
DISTRIBUTION DATES                               0.50%    1.00%    1.50%    2.00%    0.50%    1.00%    1.50%    2.00%
----------------------------------------------   -----    -----    -----    -----    -----    -----    -----    -----
Closing Date..................................    100      100      100      100      100      100      100      100
July 15, 1998.................................     92       89       87       85      100      100      100      100
August 15, 1998...............................     83       79       75       70      100      100      100      100
September 15, 1998............................     75       68       62       56      100      100      100      100
October 15, 1998..............................     66       58       50       42      100      100      100      100
November 15, 1998.............................     58       48       38       28      100      100      100      100
December 15, 1998.............................     49       38       26       14      100      100      100      100
January 15, 1999..............................     41       28       14        *      100      100      100      100
February 15, 1999.............................     33       18        2        0      100      100      100       83
March 15, 1999................................     24        8        0        0      100      100       88       66
April 15, 1999................................     16        0        0        0      100       97       74       50
May 15, 1999..................................      8        0        0        0      100       85       59       34
June 15, 1999.................................      0        0        0        0       99       72       45       18
July 15, 1999.................................      0        0        0        0       89       60       31        2
August 15, 1999...............................      0        0        0        0       78       48       18        0
September 15, 1999............................      0        0        0        0       68       36        4        0
October 15, 1999..............................      0        0        0        0       57       24        0        0
November 15, 1999.............................      0        0        0        0       47       13        0        0
December 15, 1999.............................      0        0        0        0       36        1        0        0
January 15, 2000..............................      0        0        0        0       26        0        0        0
February 15, 2000.............................      0        0        0        0       16        0        0        0
March 15, 2000................................      0        0        0        0        5        0        0        0
April 15, 2000................................      0        0        0        0        0        0        0        0
May 15, 2000..................................      0        0        0        0        0        0        0        0
June 15, 2000.................................      0        0        0        0        0        0        0        0
July 15, 2000.................................      0        0        0        0        0        0        0        0
August 15, 2000...............................      0        0        0        0        0        0        0        0
September 15, 2000............................      0        0        0        0        0        0        0        0
October 15, 2000..............................      0        0        0        0        0        0        0        0
November 15, 2000.............................      0        0        0        0        0        0        0        0
December 15, 2000.............................      0        0        0        0        0        0        0        0
January 15, 2001..............................      0        0        0        0        0        0        0        0
February 15, 2001.............................      0        0        0        0        0        0        0        0
March 15, 2001................................      0        0        0        0        0        0        0        0
April 15, 2001................................      0        0        0        0        0        0        0        0
May 15, 2001..................................      0        0        0        0        0        0        0        0
June 15, 2001.................................      0        0        0        0        0        0        0        0
July 15, 2001.................................      0        0        0        0        0        0        0        0
Weighted Average Life (years)(1)..............   0.53     0.44     0.37     0.32     1.43     1.19     1.01     0.87

------------------
(1) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment of such Note by the number of years from the date of the issuance of such Note to the Distribution Date on which such principal payment is made, (ii) adding the results and (iii) dividing the sum by the initial principal balance of such Note.

(2) An asterisk '*' means a percent of initial Note principal balance of more than zero and less than 0.5%.

     THE ABS TABLES HAVE BEEN PREPARED BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE THEREOF) AND SHOULD BE READ IN CONJUNCTION THEREWITH.

      PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES

                                                         CLASS A-3 NOTES                     CLASS A-4 NOTES
                                                 --------------------------------    --------------------------------
                                                      ASSUMED ABS PERCENTAGE              ASSUMED ABS PERCENTAGE
                                                 --------------------------------    --------------------------------
DISTRIBUTION DATES                               0.50%    1.00%    1.50%    2.00%    0.50%    1.00%    1.50%    2.00%
----------------------------------------------   -----    -----    -----    -----    -----    -----    -----    -----
Closing Date..................................    100      100      100      100      100      100      100      100
July 15, 1998.................................    100      100      100      100      100      100      100      100
August 15, 1998...............................    100      100      100      100      100      100      100      100
September 15, 1998............................    100      100      100      100      100      100      100      100
October 15, 1998..............................    100      100      100      100      100      100      100      100
November 15, 1998.............................    100      100      100      100      100      100      100      100
December 15, 1998.............................    100      100      100      100      100      100      100      100
January 15, 1999..............................    100      100      100      100      100      100      100      100
February 15, 1999.............................    100      100      100      100      100      100      100      100
March 15, 1999................................    100      100      100      100      100      100      100      100
April 15, 1999................................    100      100      100      100      100      100      100      100
May 15, 1999..................................    100      100      100      100      100      100      100      100
June 15, 1999.................................    100      100      100      100      100      100      100      100
July 15, 1999.................................    100      100      100      100      100      100      100      100
August 15, 1999...............................    100      100      100       92      100      100      100      100
September 15, 1999............................    100      100      100       83      100      100      100      100
October 15, 1999..............................    100      100       95       74      100      100      100      100
November 15, 1999.............................    100      100       87       66      100      100      100      100
December 15, 1999.............................    100      100       79       57      100      100      100      100
January 15, 2000..............................    100       94       72       49      100      100      100      100
February 15, 2000.............................    100       87       64       41      100      100      100      100
March 15, 2000................................    100       80       57       33      100      100      100      100
April 15, 2000................................     97       74       50       26      100      100      100      100
May 15, 2000..................................     91       67       43       19      100      100      100      100
June 15, 2000.................................     85       61       36       12      100      100      100      100
July 15, 2000.................................     79       54       30        5      100      100      100      100
August 15, 2000...............................     73       48       23        0      100      100      100       98
September 15, 2000............................     67       42       17        0      100      100      100       90
October 15, 2000..............................     61       36       11        0      100      100      100       83
November 15, 2000.............................     55       30        5        0      100      100      100       77
December 15, 2000.............................     49       24        0        0      100      100       99       70
January 15, 2001..............................     43       19        0        0      100      100       93       64
February 15, 2001.............................     38       13        0        0      100      100       86       58
March 15, 2001................................     32        7        0        0      100      100       80       52
April 15, 2001................................     26        2        0        0      100      100       74       46
May 15, 2001..................................     20        0        0        0      100       96       69       41
June 15, 2001.................................     15        0        0        0      100       90       63       36
July 15, 2001.................................     10        0        0        0      100       85       58       32
August 15, 2001...............................      4        0        0        0      100       79       53       27
September 15, 2001............................      0        0        0        0       99       74       49       23
October 15, 2001..............................      0        0        0        0       93       69       44       19
November 15, 2001.............................      0        0        0        0       87       64       40       16
December 15, 2001.............................      0        0        0        0       81       59       36       12
January 15, 2002..............................      0        0        0        0       76       54       32        9
February 15, 2002.............................      0        0        0        0       70       49       28        7
March 15, 2002................................      0        0        0        0       64       44       24        4

     THE ABS TABLES HAVE BEEN PREPARED BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE THEREOF) AND SHOULD BE READ IN CONJUNCTION THEREWITH.

                                                         CLASS A-3 NOTES                     CLASS A-4 NOTES
                                                 --------------------------------    --------------------------------
                                                    ASSUMED ABS PERCENTAGE(2)           ASSUMED ABS PERCENTAGE(2)
                                                 --------------------------------    --------------------------------
DISTRIBUTION DATES                               0.50%    1.00%    1.50%    2.00%    0.50%    1.00%    1.50%    2.00%
----------------------------------------------   -----    -----    -----    -----    -----    -----    -----    -----
April 15, 2002................................      0        0        0        0       58       40       21        2
May 15, 2002..................................      0        0        0        0       52       35       18        *
June 15, 2002.................................      0        0        0        0       48       32       15        0
July 15, 2002.................................      0        0        0        0       43       28       13        0
August 15, 2002...............................      0        0        0        0       39       25       10        0
September 15, 2002............................      0        0        0        0       34       21        8        0
October 15, 2002..............................      0        0        0        0       29       18        6        0
November 15, 2002.............................      0        0        0        0       25       15        5        0
December 15, 2002.............................      0        0        0        0       20       12        3        0
January 15, 2003..............................      0        0        0        0       16        9        1        0
February 15, 2003.............................      0        0        0        0       12        6        *        0
March 15, 2003................................      0        0        0        0        7        3        0        0
April 15, 2003................................      0        0        0        0        3        *        0        0
May 15, 2003..................................      0        0        0        0        0        0        0        0
June 15, 2003.................................      0        0        0        0        0        0        0        0
July 15, 2003.................................      0        0        0        0        0        0        0        0
August 15, 2003...............................      0        0        0        0        0        0        0        0
September 15, 2003............................      0        0        0        0        0        0        0        0
October 15, 2003..............................      0        0        0        0        0        0        0        0
November 15, 2003.............................      0        0        0        0        0        0        0        0
December 15, 2003.............................      0        0        0        0        0        0        0        0
January 15, 2004..............................      0        0        0        0        0        0        0        0
February 15, 2004.............................      0        0        0        0        0        0        0        0
March 15, 2004................................      0        0        0        0        0        0        0        0
Weighted Average Life (years)(1)..............   2.53     2.19     1.88     1.63     4.04     3.75     3.35     2.88

------------------

(1) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment of such Note by the number of years from the date of the issuance of such Note to the Distribution Date on which such principal payment is made, (ii) adding the results and (iii) dividing the sum by the initial principal balance of such Note.
(2) An asterisk '*' means a percent of initial Note principal balance of more than zero and less than 0.5%.

     THE ABS TABLES HAVE BEEN PREPARED BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE THEREOF) AND SHOULD BE READ IN CONJUNCTION THEREWITH.

       PERCENT OF INITIAL CERTIFICATE BALANCE AT VARIOUS ABS PERCENTAGES

                                                                                             CERTIFICATES
                                                                                   --------------------------------
                                                                                        ASSUMED ABS PERCENTAGE
                                                                                   --------------------------------
DISTRIBUTION DATES                                                                 0.50%    1.00%    1.50%    2.00%
--------------------------------------------------------------------------------   -----    -----    -----    -----
Closing Date....................................................................    100      100      100      100
July 15, 1998...................................................................    100      100      100      100
August 15, 1998.................................................................    100      100      100      100
September 15, 1998..............................................................    100      100      100      100
October 15, 1998................................................................    100      100      100      100
November 15, 1998...............................................................    100      100      100      100
December 15, 1998...............................................................    100      100      100      100
January 15, 1999................................................................    100      100      100      100
February 15, 1999...............................................................    100      100      100       97
March 15, 1999..................................................................    100      100       98       94
April 15, 1999..................................................................    100      100       95       91
May 15, 1999....................................................................    100       97       93       88
June 15, 1999...................................................................    100       95       90       85
July 15, 1999...................................................................     98       93       87       82
August 15, 1999.................................................................     96       90       85       79
September 15, 1999..............................................................     94       88       82       77
October 15, 1999................................................................     92       86       80       74
November 15, 1999...............................................................     90       84       78       71
December 15, 1999...............................................................     88       82       75       69
January 15, 2000................................................................     86       80       73       66
February 15, 2000...............................................................     85       78       71       64
March 15, 2000..................................................................     83       76       68       61
April 15, 2000..................................................................     81       74       66       59
May 15, 2000....................................................................     79       72       64       57
June 15, 2000...................................................................     77       70       62       55
July 15, 2000...................................................................     75       68       60       53
August 15, 2000.................................................................     73       66       58       51
September 15, 2000..............................................................     72       64       56       49
October 15, 2000................................................................     70       62       54       47
November 15, 2000...............................................................     68       60       53       45
December 15, 2000...............................................................     66       59       51       43
January 15, 2001................................................................     64       57       49       41
February 15, 2001...............................................................     63       55       47       40
March 15, 2001..................................................................     61       53       46       38
April 15, 2001..................................................................     59       52       44       37
May 15, 2001....................................................................     57       50       43       35
June 15, 2001...................................................................     56       49       41       34
July 15, 2001...................................................................     54       47       40       33
August 15, 2001.................................................................     52       46       39       32
September 15, 2001..............................................................     51       44       37       31
October 15, 2001................................................................     49       43       36       30
November 15, 2001...............................................................     48       41       35       29
December 15, 2001...............................................................     46       40       34       28
January 15, 2002................................................................     45       39       33       27
February 15, 2002...............................................................     43       37       32       26
March 15, 2002..................................................................     41       36       31       26

     THE ABS TABLES HAVE BEEN PREPARED BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE THEREOF) AND SHOULD BE READ IN CONJUNCTION THEREWITH.

                                                                                             CERTIFICATES
                                                                                   --------------------------------
                                                                                      ASSUMED ABS PERCENTAGE(2)
                                                                                   --------------------------------
DISTRIBUTION DATES                                                                 0.50%    1.00%    1.50%    2.00%
--------------------------------------------------------------------------------   -----    -----    -----    -----
April 15, 2002..................................................................     40       35       30       25
May 15, 2002....................................................................     38       34       29       24
June 15, 2002...................................................................     37       33       28       12
July 15, 2002...................................................................     36       32       28        0
August 15, 2002.................................................................     35       31       27        0
September 15, 2002..............................................................     33       30       27        0
October 15, 2002................................................................     32       29       26        0
November 15, 2002...............................................................     31       28       26        0
December 15, 2002...............................................................     30       28       25        0
January 15, 2003................................................................     29       27       25        0
February 15, 2003...............................................................     27       26       24        0
March 15, 2003..................................................................     26       25       16        0
April 15, 2003..................................................................     25       25        8        0
May 15, 2003....................................................................     10        6        2        0
June 15, 2003...................................................................      9        5        1        0
July 15, 2003...................................................................      8        4        1        0
August 15, 2003.................................................................      7        4        1        0
September 15, 2003..............................................................      6        3        *        0
October 15, 2003................................................................      5        2        *        0
November 15, 2003...............................................................      3        2        *        0
December 15, 2003...............................................................      2        1        0        0
January 15, 2004................................................................      1        1        0        0
February 15, 2004...............................................................      0        0        0        0
March 15, 2004..................................................................      0        0        0        0
Weighted Average Life (years) (1)...............................................   3.36     3.11     2.84     2.41

------------------

(1) The weighted average life of a Certificate is determined by (i) multiplying the amount of each principal payment with respect to such Certificate by the number of years from the date of the issuance of such Certificate to the Distribution Date on which it is made, (ii) adding the results and (iii) dividing the sum by the initial certificate balance of such Certificate.

(2) An asterisk '*' means a percent of initial Certificate principal balance of more than zero and less than 0.5%.

     THE ABS TABLES HAVE BEEN PREPARED BASED ON THE ASSUMPTIONS DESCRIBED ABOVE (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE THEREOF) AND SHOULD BE READ IN CONJUNCTION THEREWITH.